SCHEDULE 14A
                                                  (RULE 14A-101)
                                      INFORMATION REQUIRED IN PROXY STATEMENT
                                             SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(A) of the Securities
                               Exchange Act of 1934

Filed by the Registrant                           X
Filed by a Party other than the Registrant
                  Check the appropriate box:


         Preliminary Proxy Statement       Confidential, for use of the
                                           Commission Only (as permitted
                                           by Rule 14a-6(e)(2))
 [X]     Definitive Proxy Statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                                 FFTW FUNDS, INC.
                     (Name of Registrant as Specified in Its Charter)
                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
         No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

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         Fee paid previously with preliminary materials:

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         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

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                    FFTW FUNDS, INC.
      200 Park Avenue, New York, New York 10166

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
           To Be Held on November 19, 1999
                ---------------------


To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Worldwide Portfolio and the Worldwide-Hedged Portfolio (each individually a "Portfolio" and collectively the "Portfolios"), will be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, November 19, 1999 at 10:00 a.m., Eastern Time. The purpose of the Special Meeting is to consider and act upon the following proposals, all of which are more fully described in the accompanying Proxy Statement dated November 4, 1999.

         1. To approve revised Advisory Agreements between the Fund on behalf of the Portfolios and Fischer Francis Trees & Watts, Inc. (the "Investment Adviser");

         2.       To  approve  revised   Sub-Advisory   Agreements  between  the
                  Investment Adviser on behalf of the Portfolios and Fischer Francis Trees & Watts (the "Investment
                  Sub-Adviser");

         3.       To  reclassify  or  revise  certain
                  fundamental              investment
                  restrictions of the Portfolios;

         4. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.


         The Board of Directors has fixed the close of business on October 18, 1999, as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                            By order of the Board of Directors,


                                            William E. Vastardis,
                                            Secretary

New York, New York
November 4, 1999



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                                              YOUR VOTE IS IMPORTANT
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         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN
THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
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                  PROXY STATEMENT

                  FFTW FUNDS, INC.
     200 Park Avenue, New York, New York 10166

          SPECIAL MEETING OF SHAREHOLDERS
          To Be Held on November 19, 1999
               ---------------------

                    INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Directors of FFTW Funds, Inc., a Maryland corporation (the "Fund"), to be used at a Special Meeting of Shareholders of the Worldwide Portfolio and the Worldwide-Hedged Portfolio, each a separate investment Portfolio of the Fund (each individually a "Portfolio" and collectively the "Portfolios"), to be held at the offices of the Fund, 200 Park Avenue, New York, New York 10166 on Friday, November 19, 1999 at 10:00 a.m. Eastern Time, and at any adjournments thereof (the "Meeting"). The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any necessary supplementary solicitation) will be borne by the Portfolios in proportion to their average net assets. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about November 5, 1999.

         The presence in person or by proxy of the holders of record of a majority of the shares of a Portfolio of the Fund entitled to vote thereat shall constitute a quorum at the Meeting for that Portfolio. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Portfolio present in person or by proxy shall have the power to adjourn the Meeting with respect to that Portfolio, from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval for Proposals One, Two and Three, for which the required vote is a percentage of the shares either outstanding or present at the Meeting.






         The Board of Directors has fixed the close of business on October 18, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. The numbers of outstanding voting shares of each Portfolio as of October 18, 1999 are indicated in the following table:

        ------------------------------------------------- ----------------------
                                                           Outstanding Voting
        Portfolios                                                Shares
        ------------------------------------------------- ----------------------
        ------------------------------------------------- ----------------------
        Worldwide Portfolio                                            7,439,167
        ------------------------------------------------- ----------------------
        ------------------------------------------------- ----------------------
        Worldwide-Hedged Portfolio                                    18,164,138
        ------------------------------------------------- ----------------------

         Additional information regarding ownership of the Portfolios' shares by each person who beneficially owns more than five percent of the voting securities of a Portfolio is set forth as Exhibit A.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

         The most recent annual and semi-annual reports of the Portfolios, including financial statements, have been previously mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please either write to FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020 or call
(800) 762-4848 and they will be sent promptly by first-class mail.

         To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile or personal contact by (i) Directors and officers of the Fund, (ii) Fischer Francis Trees & Watts, Inc. (the "Investment Adviser"), and/or (iii) Investors Capital Services, Inc. (the "Administrator").



Votes Required

         Approval of the revised Advisory Agreements, as set forth in Proposal One, will require a majority vote of the outstanding voting securities of each Portfolio. The approval of the revised Sub-Advisory Agreements, as set forth in Proposal Two, requires a majority vote of the outstanding voting securities of each Portfolio. The reclassification or revision of certain fundamental investment restrictions of the Portfolios, as set forth in Proposal Three, will require a majority vote of the outstanding voting securities of each Portfolio. For purposes of Proposals One, Two and Three, a majority of the outstanding voting securities of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio.

                    THE PROPOSALS



 PROPOSAL 1: APPROVAL OF REVISED ADVISORY AGREEMENTS


Conform Agreement to Standard Advisory Agreement

         Subject to shareholder approval, the Fund intends to create a separate Advisory Agreement for the Worldwide and Worldwide-Hedged Portfolios. Currently there is one Advisory Agreement, dated August 31, 1991, that applies to the Worldwide Portfolio, the Worldwide-Hedged Portfolio, and one other portfolio of the Fund. Having a separate Advisory Agreement for each Portfolio will make it easier and less costly for the Fund to revise or amend either of the Advisory Agreements, should it need to do so in the future. Each Advisory Agreement will conform to the standard advisory agreements utilized by each of the other portfolios in the Fund. Except as outlined below under "Removal of the Expense Cap," there are no material changes between the current Advisory Agreement and the standard advisory agreement utilized by each of the other portfolios in the Fund. Copies of the two proposed Advisory Agreements are included as Exhibits B and C.

Removal of the Expense Cap

         In conjunction with establishing separate advisory agreements for the Worldwide and Worldwide-Hedged Portfolios, the Fund, subject to shareholder approval, also intends to eliminate a provision in the Advisory Agreement which imposes a mandatory obligation on the Investment Adviser to cap the total operating expenses of the Worldwide Portfolio and the Worldwide-Hedged Portfolio. The Advisory Agreement currently states:

                  If the aggregate annual operating expenses, including the Advisor's fee, of either Worldwide or Worldwide-Hedged exceed 0.60% of either Series' average daily net asset value, then the Advisor shall reimburse such Series for any such excess.

         The basis for removing the expense cap is to provide the Investment Adviser flexibility in the event that economic conditions change to such levels that such an expense cap would be unduly burdensome upon the Investment Adviser. Although the Fund intends to remove this mandatory expense cap, each Portfolio will still have a voluntary expense cap. The Investment Adviser intends to voluntarily cap the total annual operating expenses of the Worldwide Portfolio at 0.60% of the Portfolio's average daily assets and the Worldwide-Hedged Portfolio at 0.45% of the Portfolio's average daily net assets for an indefinite period. These are voluntary expense caps, and although the Investment Adviser has no current intention to terminate the expense caps, they may be terminated or changed at any time by the Investment Adviser. Shareholders should note that even though the expense caps may be discontinued in the future, the Investment Adviser must provide notice to the Board prior to taking such action. In addition, the Board has received assurances from the Investment Adviser that should the Investment Adviser decide to remove these voluntary expense caps, it would send a notice to all shareholders informing them that the caps will be removed. Shareholders who disagree with the Investment Adviser's actions in this regard, upon receiving such notice from the Investment Adviser, may elect to redeem their shares out of the Fund. Thus, given the fact that daily redemptions are permitted in each of the Portfolios, shareholders have an alternative course of action to pursue.

         Absent the expense caps, the current total operating expenses for the Worldwide Portfolio and the Worldwide-Hedged Portfolio would be 0.61% and 0.58% of average daily net assets, respectively. Shareholders of the Portfolios may pay higher fees in the future if the Investment Adviser does not continue to maintain the voluntary operating expense caps.

         As shown in the charts below, the advisory fees paid to the Investment Adviser and the total operating expenses for the Worldwide Portfolio for the fiscal year ended December 31, 1998 would have been slightly higher if the total operating expense cap had not been in effect. However, the voluntary expense cap of 0.60% of average daily net assets would keep the fees the same as the current fees paid to the Investment Adviser and total operating expenses for the fiscal year ended December 31, 1998 would be the same even if the mandatory expense cap had not been in effect.




                                         WORLDWIDE FUND -- ANNUAL EXPENSES


------------------------------------------- ----------------------------------- --------------------------------------
                                                                                        Hypothetical Expenses
                                                     Current Expenses                for the year ended 12/31/98
                                               for the year ended 12/31/98       (assuming no mandatory fee cap and
                                                 (with mandatory fee cap)             no voluntary fee waiver)
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Management Fees                                           0.40%                                 0.40%
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Distribution and Service Fees                              None                                 None
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Other Expenses                                            0.21%                                 0.21%
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Total Annual Fund                                         0.61%                                 0.61%
  Operating Expenses
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Waiver due to Mandatory                                  (0.01%)                                --(1)
  Expense Cap by Adviser
------------------------------------------- ----------------------------------- --------------------------------------
                                                        ---------                             ---------
Net Expenses                                              0.60%                                 0.61%
------------------------------------------- ----------------------------------- --------------------------------------

1.       The   Investment   Adviser  has   voluntarily
         agreed to cap operating expenses at 0.60%
         of  the   Portfolio's   average   daily   net
         assets.    Under   this   arrangement,    the
         Investment  Adviser would have waived fees in
         the  amount  of  0.01%  of  the   Portfolio's
         average  daily net  assets for the year ended
         December 31, 1998.


                                     WORLDWIDE-HEDGED FUND -- ANNUAL EXPENSES


------------------------------------------- ----------------------------------- --------------------------------------
                                                                                        Hypothetical Expenses
                                                     Current Expenses                for the year ended 12/31/98
                                               for the year ended 12/31/98       (assuming no mandatory fee cap and
                                                 (with mandatory fee cap)             no voluntary fee waiver)
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Management Fees                                           0.40%                                 0.40%
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Distribution and Service Fees                              None                                 None
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Other Expenses                                            0.18%                                 0.18%
------------------------------------------- ----------------------------------- --------------------------------------
Total Annual Fund                                         0.58%                                 0.58%
  Operating Expenses
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Waiver due to Mandatory                                    None                                 ____
  Expense Cap by Adviser
------------------------------------------- ----------------------------------- --------------------------------------
                                                         --------                             --------
Net Expenses                                              0.58%                               0.58%(1)
------------------------------------------- ----------------------------------- --------------------------------------

1. As of July 1, 1995, the Investment Adviser has voluntarily agreed to cap its operating expenses at 0.45% of the Portfolio's average daily net assets.




         With respect to the Worldwide Portfolio, the net advisory fee paid for the fiscal year ended December 31, 1998 was $323,633. Had the proposed changes to the Advisory Agreement been in place, the net advisory fee paid for the fiscal year ended December 31, 1998 would have been $333,072 (assuming the voluntary expense cap had not been in effect) or $323,633 (assuming the voluntary expense cap had been in effect). With respect to the Worldwide-Hedged Portfolio, the net advisory fee paid for the fiscal year ended December 31, 1998 was $415,539 (under the voluntary expense cap of 0.45% of net assets). Had the proposed changes to the Advisory Agreement been in place the net advisory fee paid for the fiscal year ended December 31, 1998 would have been $618,028 (assuming the voluntary expense cap had not been in effect) or $415,539 (assuming the voluntary expense cap had been in effect).

Information about the Investment Adviser

         The Investment Adviser is Fischer Francis Trees & Watts, Inc. The current Advisory Agreements for the Worldwide Portfolio and the Worldwide-Hedged Portfolio were last approved by a majority of their respective shareholders on December 31, 1992.

         Pursuant to the two proposed Advisory Agreements between the Investment Adviser and the Fund on behalf of each of the Portfolios, respectively, the Investment Adviser shall manage the investment operations of each Portfolio and the composition of each Portfolio, including the purchase, retention and disposition of each Portfolio's assets, in accordance with the investment objectives, policies and restrictions of each Portfolio.

         Organized in 1972, the Investment Adviser is a registered investment adviser and is a New York corporation. The Investment Adviser and its affiliates currently manage over $32.6 billion in assets for numerous fixed income portfolios. The Investment Adviser currently advises over 128 major institutional clients including banks, central banks, pension funds and other institutional clients. The Investment Adviser, whose address is 200 Park Avenue, New York, New York 10166, is directly wholly-owned by Charter Atlantic Corporation. Charter Atlantic Corporation is a privately owned corporation whose shares are held by fourteen shareholders, none of whom is deemed to control the corporation. Additional information regarding the principal executive officer and directors of the Investment Adviser (i.e., name and address, position with the Investment Adviser, and principal occupation of the principal executive officer and each director) is included as Exhibit D.

         There are no comparable U.S.-registered mutual funds advised by the Investment Adviser.


Board Consideration

         At a meeting held on February 19, 1999, the Board of Directors, including the Directors who are not interested parties to the Advisory
Agreements  or  interested  parties of such  parties,  considered  the  Advisory
Agreements in connection with the proposed revisions as outlined above and determined that it would be in the best interests of both Portfolios to approve the proposed Advisory Agreements. In coming to that conclusion, the Directors examined the current and proposed Advisory Agreements for each Portfolio and found no material changes between the agreements, except with respect to the removal of the expense cap. The Directors also examined the fees and expenses of each Portfolio and the fees paid to the Investment Adviser, noting in particular that the fees to be paid to the Investment Adviser under the proposed Advisory Agreements would not represent a significant increase from the current fee arrangements. Finally, the Directors noted that having a separate Advisory Agreement for each Portfolio would make it easier and less costly for the Fund to revise or amend either of the Advisory Agreements, should it need to do so in the future.

         If approved by a majority vote of the outstanding shares of each Portfolio, the Advisory Agreements will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Directors or by a majority vote of the outstanding shares of each Portfolio, and also, in either event, approval by a majority of those Directors who are not parties to the Advisory Agreements or interested persons of any such party at a meeting called for the purpose of voting on such approval.
Accordingly, if the shareholders of a Portfolio should fail to approve the Advisory Agreement for that Portfolios, the proposed Advisory Agreement will not be put into effect with respect to that Portfolio, and the current Advisory Agreement, dated August 31, 1991, shall remain in effect with respect to that Portfolio.


         THE   BOARD   OF   DIRECTORS   OF  THE  FUND
UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 1.



    PROPOSAL 2: APPROVAL OF REVISED SUB-ADVISORY
                     AGREEMENTS

         Currently there is one Sub-Advisory Agreement, dated August 31, 1991, that applies to the Worldwide Portfolio and the Worldwide-Hedged Portfolio. The Investment Sub-Adviser is Fischer Francis Trees & Watts, a U.K. corporate partnership that is a subsidiary of the Investment Adviser. The current Sub-Advisory Agreement for the Worldwide Portfolio and the Worldwide-Hedged Portfolio was last approved by a majority of their respective shareholders on December 31, 1992. Subject to shareholder approval, the Fund intends to have a separate Sub-Advisory Agreement for each of the Portfolios. Having a separate Sub-Advisory Agreement for each Portfolio will make it easier and less costly for the Fund to revise or amend either of the Sub-Advisory Agreements, should it need to do so in the future. Each Sub-Advisory Agreement will conform to the standard sub-advisory agreements utilized by each of the other portfolios in the Fund. There are no material changes between the current Sub-Advisory Agreement and the standard sub-advisory agreement utilized by each of the other portfolios in the Fund. Copies of the two proposed Sub-Advisory Agreements are included as Exhibits E and F.

         Pursuant to the two proposed Sub-Advisory Agreements between the Investment Sub-Adviser and the Investment Adviser on behalf of each of the Portfolios, respectively, the Investment Sub-Adviser shall coordinate with the Investment Adviser in managing the investment of each of the Portfolio's foreign assets, in accordance with the investment objectives, policies and restrictions of each Portfolio.



         The Investment Sub-Adviser, whose address is 3 Royal Court, The Royal Exchange, London EC3V 3RA, England, is a corporate partnership organized under the laws of the United Kingdom, an affiliate of the Investment Adviser, and the foreign sub-adviser to the Worldwide Portfolio, the Worldwide-Hedged Portfolio, and eight other portfolios of the Fund. Organized in 1989, the Investment Sub-Adviser is a U.S.-registered investment adviser and currently manages approximately $8 billion in multi-currency fixed income portfolios for institutional clients. The Investment Sub-Adviser is affiliate of the Investment Adviser. The Investment Sub-Adviser is indirectly owned by Charter Atlantic Corporation. Charter Atlantic Corporation is a privately owned corporation whose shares are held by fourteen shareholders, none of whom is deemed to control the corporation. Additional information regarding the principal executive officer and directors of the Investment Sub-Adviser (i.e., name and address, position with the Investment Sub-Adviser, and principal occupation of the principal executive officer and each director) is included as Exhibit G.

         There are no comparable U.S. registered mutual funds advised by the Investment Sub-Adviser.


Board Consideration

         At a meeting held on February 19, 1999, the Board of Directors, including the Directors who are not interested parties to the Sub-Advisory
Agreements or interested parties of such parties, considered the Sub-Advisory Agreements in connection with the proposed revision as outlined above and determined that it would be in the best interests of the two Portfolios to approve the proposed Sub-Advisory Agreements. In coming to that conclusion, the Directors examined the current and proposed Sub-Advisory Agreements for the two Portfolios and found no material changes between the agreements. The Directors also examined the fees and expenses of the two Portfolios and the fees paid to the Investment Sub-Adviser, noting in particular that the fees to be paid to the Investment Sub-Adviser under the proposed Advisory Agreements would not represent a significant increase from the current fee arrangements. The Directors also noted that having a separate Sub-Advisory Agreement for each Portfolio would make it easier and less costly for the Fund to revise or amend either of the Sub-Advisory Agreements, should it need to do so in the future.

         If approved by a majority vote of the outstanding shares of each Portfolio, the Sub-Advisory Agreements will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Directors or by a majority vote of the outstanding shares of each Portfolio, and also, in either event, approval by a majority of those Directors who are not parties to the Sub-Advisory Agreements or interested persons of any such party at a meeting called for the purpose of voting on such approval. Accordingly, if the shareholders of a Portfolio should fail to approve the Sub-Advisory Agreement for that Portfolio, the proposed Sub-Advisory Agreement will not be put into effect with respect to that Portfolio, and the current Sub-Advisory Agreement, dated August 31, 1991, shall remain in effect with respect to that Portfolio.


         THE   BOARD   OF   DIRECTORS   OF  THE  FUND
UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 2.



 PROPOSAL 3A and 3B: RECLASSIFICATION OR REVISION OF
 CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE
                     PORTFOLIOS


         Pursuant to the Investment Company Act of 1940 (the "1940 Act"), each of the Portfolios has historically adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with shareholder approval.

         The purpose of these proposals is to remove the requirement of shareholder approval to change those restrictions that are not required under the 1940 Act to be fundamental restrictions and to make more uniform the restrictions that are required to be fundamental. Some of the Portfolios' current fundamental restrictions that are not required to be such under the 1940 Act are unnecessary because the provisions of the 1940 Act and the disclosure requirements of the federal securities laws otherwise provide adequate safeguards for a Portfolio and its shareholders.

         Accordingly, the Board has approved revisions to the Portfolios' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental, and to reclassify those restrictions that are not legally required to be fundamental as non-fundamental restrictions. Non-fundamental restrictions require Board approval to be changed, but not shareholder approval. By reducing to a minimum those policies that can be changed only by shareholder vote, the Board believes that the Portfolios would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. These proposed changes in investment restrictions reflect the current industry custom and practice of placing authority over those investment restrictions not required by the 1940 Act with the Board rather than with the shareholders. Although the proposed changes in fundamental restrictions will allow the Portfolios greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Portfolio.

         If the shareholders of the respective Portfolios approve the proposed changes at the Meeting, the Fund's prospectus and statement of additional information will be revised to reflect those changes.

         The text and a summary description of each proposed change to the Portfolios' fundamental restrictions are set forth below.

Proposal 3A: Repurchase Agreements

                  Under the following fundamental restriction, the Portfolio is prohibited from holding more than 25% of its total assets in repurchase agreements. Since the 1940 Act does not require that it be included as a fundamental restriction, it is proposed that this fundamental restriction be reclassified as a non-fundamental restriction. A repurchase agreement involves the purchase by a Portfolio of a security that the seller has agreed to buy back. A Portfolio will receive as collateral securities with a market value equal to the amount invested by the Portfolio. If the seller defaults and the collateral value declines, a Portfolio might incur a loss. If the seller declares bankruptcy the Portfolio may not be able to sell the collateral at the desired time. The Board of the Fund does not intend in the immediate future to change that policy to permit the Portfolios to invest more than 25% of their total assets in repurchase agreements; however, the reclassification of the restriction as non-fundamental will give the Board the flexibility to change this policy in the future without seeking shareholder approval. Should the Board decide to permit such an investment strategy, this change in policy will be included in the next Fund registration statement filed with the Securities and Exchange Commission and will be reflected in the next Fund prospectus or statement of additional information, as appropriate.

         Current Text
         The Portfolio may not enter into repurchase agreements if, as a result thereof, more than 25% of its total assets would be subject to repurchase agreements.

         (Text to remain unchanged following the proposed reclassification of the investment restriction.)



Proposal 3B: Purchasing or Selling of Commodities

         Under the Portfolios' current fundamental restriction stated below, the Portfolios are permitted to use up to 5% of total assets as margin and premiums to purchase and sell futures and options contracts traded on CFTC-regulated exchanges. In order for all Portfolios of the Fund to have a consistent policy with respect to commodities and commodity contracts, the proposed text is identical to the current policy of the other Portfolios of the Fund. The proposed restriction would eliminate the limitation of utilizing 5% of total assets as margin and premiums. In addition, each Portfolio would no longer be limited to purchasing only exchange-traded futures and options. If a Portfolio were to expand its futures and options trading in this manner, the volatility of the Portfolio's net asset value might increase. Risks associated with the use of derivatives include the fact that derivative securities may be hard to sell and are very sensitive to changes in an underlying security, interest rate, or index, and as a result can be highly volatile. If the Investment Adviser or Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions the use of derivatives could result in a loss. In addition, non-exchange-traded instruments may be less liquid than futures and options traded on exchanges. Futures and options instruments would be utilized only if the Investment Adviser and/or the Investment Sub-Adviser determined that such investments are advisable.

         Current Text
         Each Portfolio may not purchase or sell commodities or commodity contracts, except that each Portfolio may utilize up to 5% of its total assets as margin and premiums to purchase and sell futures and options contracts on CFTC-regulated exchanges.

         Proposed Text
         Each Portfolio may not purchase or sell physical commodities or related commodity contracts.

         THE   BOARD   OF   DIRECTORS   OF  THE  FUND
UNANIMOUSLY  RECOMMENDS  APPROVAL OF PROPOSALS 3A and
3B.


Other Matters

         The Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

         The Fund does not usually hold annual meetings of its shareholders. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Fund's offices, 200 Park Avenue, New York, New York 10166, within a reasonable amount of time prior to the mailing of proxy materials for a meeting of shareholders. The submission of a proposal by a shareholder for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws. The Directors shall call a special meeting of the Fund upon written request of shareholders owning at least 10% of the Fund's outstanding shares.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted in favor of the proposals.


INFORMATION ABOUT THE FUND



The Independent Auditors. KPMG LLP, 345 Park Avenue, New York, New York 10154, are the independent auditors to the Fund. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, served as the independent auditors to the Fund with respect to its financial statements for the fiscal year ending December 31, 1998 and prior years.
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The Investment Adviser. The Investment Adviser of the Fund is Fischer Francis Trees & Watts, Inc., located at 200 Park Avenue, New York, New York 10166. Pursuant to an investment advisory agreement, the Investment Adviser manages the investment and reinvestment of the assets of the Portfolios.

The Investment Sub-Adviser. Fischer Francis Trees & Watts is the Investment Sub-Adviser to the Worldwide Portfolio, the Worldwide-Hedged Portfolio, and eight other portfolios of the Fund. Their offices are located at 3 Royal Court, The Royal Exchange, London EC3V 3RA, England. Pursuant to an investment sub-advisory agreement, the Investment Sub-Adviser coordinates with the Investment Adviser in managing the investment and reinvestment of the foreign assets of the Portfolios. The Investment Sub-Adviser is an affiliate of the Investment Adviser.

The  Administrator.  The  administrator  of the  Fund
is Investors Capital  Services,  Inc. with offices at
600  Fifth   Avenue,   New  York,   New  York  10020.
Pursuant to an  administration  agreement,  Investors
Capital  assists  in  managing  and  supervising  all
aspects   of   the   general   day-to-day    business
activities  and  operations  of the Fund  other  than
the  investment   advisory   activities,   including:
custodial,   transfer  agent,   dividend  disbursing,
accounting,    auditing,   compliance   and   related
services.

The Principal Underwriter. The principal underwriter of the Fund is AMT Capital Securities, LLC with offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to a distribution agreement, AMT Capital distributes shares of the Fund.


By order of the Board of Directors,



William E. Vastardis

Secretary

New York, New York
November 4, 1999

                                                 TABLE OF EXHIBITS


------------------------------------------------------------ ---------------------------------------------------------
Exhibit                                                      Description
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
A                                                            Share Ownership of the Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
B                                                            Proposed Advisory Agreement for the Worldwide Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
C                                                            Proposed Advisory Agreement for the Worldwide-Hedged
                                    Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
D                                                            Additional Information Regarding Principal Executive
                                                             Officer and Directors of the Investment Adviser
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
E                                                            Proposed Sub-Advisory Agreement for the Worldwide
                                    Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
F                                                            Proposed Sub-Advisory Agreement for the
                                                             Worldwide-Hedged Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
G                                                            Additional Information Regarding Principal Executive
                                                             Officer and Directors of the Investment Sub-Adviser
------------------------------------------------------------ ---------------------------------------------------------

                                                                    EXHIBIT A


          Share Ownership of the Portfolios


         The following table sets forth the information concerning beneficial ownership, as of September 30, 1999, of the Portfolios' shares by each person who beneficially owns more than five percent of the voting securities of a
Portfolio:


--------------------------------------------------------------- ------------------------ ------------------- --------------------


                                                                                         Number of Shares
                                                                                         Beneficially Owned  Percentage of
                                                                                                             Outstanding Shares
Name and Address of Shareholder                                 Name of Portfolio                            Owned
--------------------------------------------------------------- ------------------------ ------------------- --------------------
--------------------------------------------------------------- ------------------------ ------------------- --------------------
BOB & CO                                                        WORLDWIDE PORTFOLIO      1,781,755.274       24.17%
C/O BANK OF BOSTON
P O BOX 1809
BOSTON, MA  02105
--------------------------------------------------------------- ------------------------ ------------------- --------------------
--------------------------------------------------------------- ------------------------ ------------------- --------------------

--------------------------------------------------------------- ------------------------ ------------------- --------------------
--------------------------------------------------------------- ------------------------ ------------------- --------------------
COMMUNITY FOUNDATION FOR                                        WORLDWIDE PORTFOLIO      1,363,270.972       18.49%
SOUTHEASTERN MICHIGAN
ATTN MARIAM C NOLAND
PRESIDENT
333 WEST FORT STREET
SUITE 2010
DETROIT, MI  48226
--------------------------------------------------------------- ------------------------ ------------------- --------------------
--------------------------------------------------------------- ------------------------ ------------------- --------------------

--------------------------------------------------------------- ------------------------ ------------------- --------------------
--------------------------------------------------------------- ------------------------ ------------------- --------------------
LIVA & CO                                                       WORLDWIDE PORTFOLIO      1,012,058.930       13.73%
P O BOX 1412
ATTN IFP
ROCHESTER, NY  14603
--------------------------------------------------------------- ------------------------ ------------------- --------------------
--------------------------------------------------------------- ------------------------ ------------------- --------------------

--------------------------------------------------------------- ------------------------ ------------------- --------------------
--------------------------------------------------------------- ------------------------ ------------------- --------------------
GENEVA REGIONAL HEALTH SYSTEM INC                               WORLDWIDE PORTFOLIO      709,803.105         9.63%
ATTN ACCOUNTING DEPT
196 NORTH STREET
GENEVA, NY  14456
--------------------------------------------------------------- ------------------------ ------------------- --------------------
--------------------------------------------------------------- ------------------------ ------------------- --------------------

--------------------------------------------------------------- ------------------------ ------------------- --------------------



---------------------------------------------------------------- ----------------------- ------------------- --------------------


                                                                                         Number of Shares
                                                                                         Beneficially Owned  Percentage of
                                                                                                             Outstanding Shares
Name and Address of Shareholder                                  Name of Portfolio                           Owned
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
MASSACHUSETTS EYE & EAR                                          WORLDWIDE PORTFOLIO     534,429.426         7.25%
INFIRMARY - PENSION
ATTN PETER J CHINETTI
VP FOR FINANCE
243 CHARLES STREET
BOSTON, MA  02114
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
CHASE MANHATTAN BANK                                             WORLDWIDE PORTFOLIO     449,759.060         6.10%
FBO VIA HEALTH NON PENSION PLAN
PO BOX 1412
ROCHESTER, NY  14603-1412
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------

---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
ROCHESTER GENERAL HOSPITAL                                       WORLDWIDE PORTFOLIO     393,419.932         5.34%
C/O RITA SZMIGEL
ACCOUNTING DEPT
1425 PORTLAND AVENUE
ROCHESTER, NY  14621
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------

---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
FOUNDATION OF THE MASSACHUSETTS EYE AND EAR                      WORLDWIDE PORTFOLIO     381,515.490         5.17%
INFIRMARY-UNRESTRICTED
ATTN PETER J CHINETTI
VP FOR FINANCE
243 CHARLES STREET
BOSTON, MA  02114
---------------------------------------------------------------- ----------------------- ------------------- --------------------


---------------------------------------------------------------- ----------------------- ------------------- --------------------


                                                                                         Number of Shares
                                                                                         Beneficially Owned  Percentage of
                                                                                                             Outstanding Shares
Name and Address of Shareholder                                  Name of Portfolio                           Owned
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
MAC & CO A/C CLSF5049662                                         WORLDWIDE-HEDGED        6,564,804.584       36.08%
MUTUAL FUNDS OPERATIONS                                          PORTFOLIO
PO BOX 3198
PITTSBURGH, PA  15230-3198
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------

---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
MITRA & CO                                                       WORLDWIDE-HEDGED        2,584,012.396       14.20%
ATTN SHARON J LESCH                                              PORTFOLIO
MUTUAL FUND SPECIALIST
1000 N WATER ST  14TH FLOOR
MILWAUKEE, WI  53202
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
THE NORTHERN TRUST COMPANY TR                                    WORLDWIDE-HEDGED        1,706,606.432       9.38%
U/A DTD 06/30/95                                                 PORTFOLIO
MARS BENEFIT TRUST
P O BOX 92956
ATTN MUTUAL FUNDS    C 15
CHICAGO, IL  60675
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------

---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
WENDEL & CO                                                      WORLDWIDE-HEDGED        1,580,709.724       8.69%
A/C 706020                                                       PORTFOLIO
THE BANK OF NEW YORK
MUTUAL FUND/REORG DEPT
PO BOX 1066 WALL STREET STATION
NEW YORK, NY  10268
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------

---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
LAW SCHOOL ADMISSION COUNCIL INC                                 WORLDWIDE-HEDGED        1,528,359.104       8.40%
ATTN MS ADELE SKOLITS                                            PORTFOLIO
VICE PRESIDENT
BOX 40
NEWTOWN, PA  18940-0040
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------

---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
US TRUST COMPANY NA                                              WORLDWIDE-HEDGED        1,130,039.369       6.21%
FBO COMMUNITY FOUNDATION SILICON VALLEY                          PORTFOLIO
4380 SW MACADAM
SUITE 450
PORTLAND, OR  97201
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------


                                                                                         Number of Shares
                                                                                         Beneficially Owned  Percentage of
                                                                                                             Outstanding Shares
Name and Address of Shareholder                                  Name of Portfolio                           Owned
---------------------------------------------------------------- ----------------------- ------------------- --------------------
---------------------------------------------------------------- ----------------------- ------------------- --------------------
STATE STREET BANK & TRUST TR                                     WORLDWIDE-HEDGED        1,067,962.103       5.87%
U/A DTD 2/95                                                     PORTFOLIO
STATE STREET BANK AND TRUST AS TRUSTEE
FOR THE GOLDMAN SACHS PENSION PLAN
200 NEWPORT AVE
NORTH QUINCY, MA  02171
---------------------------------------------------------------- ----------------------- ------------------- --------------------



                                                                    EXHIBIT B


                 ADVISORY AGREEMENT


                  ADVISORY AGREEMENT, dated _______________, 1999, between FFTW Funds, Inc., a Maryland corporation (the "Fund") and Fischer Francis Trees & Watts, Inc., a New York corporation
(the "Adviser").

                  In consideration of the mutual agreements herein made, the parties hereto agree as follows:

                  1. Attorney-in-Fact. The Fund appoints the Adviser as its attorney-in-fact to invest and reinvest the assets of the Worldwide Portfolio (the "Portfolio"), as fully as the Fund itself could do. The Adviser hereby accepts this appointment.

                  2. Duties of the Adviser. (a) The Adviser shall be responsible for managing the investment portfolio of the Portfolio, including, without limitation, providing investment research, advice and supervision, determining which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining how voting and other rights with respect to portfolio securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Fund (the "Board") and in accordance with the objectives, policies and principles of the Portfolio set forth in the Registration Statement, as amended, of the Fund, the requirements of the Investment Company Act of 1940, as amended, (the "Act") and other applicable law. In performing such duties, the Adviser shall provide such office space, and such executive and other personnel as shall be necessary for the operations of the Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph 2, the Adviser shall be entitled to act upon advice of counsel to the Fund or counsel to the Adviser.

                  (b) Subject to Section 36 of the Act, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein about the Adviser. The Fund agrees to indemnify the Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.

                  (d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

                  3. Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Directors and officers of the Fund who are employees of the Adviser or its affiliates. Except as provided below, the Adviser shall not be required to pay any other expenses of the Fund, including, without limitation, organization expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokerage commissions; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; indemnification of Directors and officers of the Fund; travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committee thereof or advisors thereto held outside of New York, New York; interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation service to pricing agents, accountants, bankers and other specialists, if any; taxes and government fees; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under Federal and state laws and regulations; expenses of printing and distributing reports, notices, dividends and proxy materials to existing stockholders; expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses; expenses of annual and special stockholders' meetings; costs of stationery, fees and expenses (specifically including travel expenses relating to Fund business) of Directors of the Fund who are not employees of the Adviser or its affiliates; membership dues in the Investment Company Institute; insurance premiums and extraordinary expenses such as litigation expenses.

                  4. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to this Agreement, the Fund will pay to the Adviser promptly at the end of each calendar month, a fee, calculated on each day during such month, at an annual rate of 0.40 % of the Portfolio's average daily net assets. The Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Portfolio and unpaid.

                  (b) If the Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

                  (c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

                  5. Purchase and Sale of Securities. The Adviser or an agent of the Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policy with respect to the allocation of portfolio transactions as set forth in the Registration Statement of the Fund, as amended, or as the Board may direct from time to time. The Adviser will use its reasonable best efforts to execute all purchases and sales with dealers and banks on a best net price basis. Neither the Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof.

                  6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to the Fund. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

                  7. Right of Adviser In  Corporate  Name.  The  Adviser and the
Fund each agree that the phrase "FFTW", which comprises a component of the Fund's corporate name, is a property right of the Adviser. The Fund agrees and consents that: (i) it will only use the phrase "FFTW" as a component of its corporate name and for no other purpose; (ii) it will not purport to grant to any third party the right to use the phrase "FFTW" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the phrase "FFTW" or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Adviser, the Fund will take such action as may be required to provide its consent to such use or grant; and (iv) upon the termination of any investment advisory agreement into which the Adviser and the Fund may enter, the Fund shall, upon request by the Adviser, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the phrase "FFTW" and following such a change, shall not use the phrase "FFTW" or any combination thereof, as part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, directors and stockholders to take any and all actions which the Adviser may request to effect the foregoing and recovery to the Adviser any and all rights to such phrase.

                  8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

                  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST                               FFTW FUNDS, INC.


By:                                  By:
Eric Nachimovsky                     William E. Vastardis
                                     Secretary



ATTEST                               FISCHER FRANCIS TREES & WATTS, INC.

By:                                  By:
Stephen Francis                      Stephen P. Casper
                                     CFO

                                                                  EXHIBIT C


                 ADVISORY AGREEMENT


                  ADVISORY AGREEMENT, dated _______________, 1999, between FFTW Funds, Inc., a Maryland corporation (the "Fund") and Fischer Francis Trees & Watts, Inc., a New York corporation (the "Adviser").

                  In consideration of the mutual agreements herein made, the parties hereto agree as follows:

                  1.       Attorney-in-Fact.     The
Fund  appoints  the Adviser as its  attorney-in-fact
to   invest   and   reinvest   the   assets  of  the
Worldwide-Hedged Portfolio (the "Portfolio"), as fully as the Fund itself could do. The Adviser hereby accepts this appointment.

                  2. Duties of the Adviser. (a) The Adviser shall be responsible for managing the investment portfolio of the Portfolio, including, without limitation, providing investment research, advice and supervision, determining which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining how voting and other rights with respect to portfolio securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Fund (the "Board") and in accordance with the objectives, policies and principles of the Portfolio set forth in the Registration Statement, as amended, of the Fund, the requirements of the Investment Company Act of 1940, as amended, (the "Act") and other applicable law. In performing such duties, the Adviser shall provide such office space, and such executive and other personnel as shall be necessary for the operations of the Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph 2, the Adviser shall be entitled to act upon advice of counsel to the Fund or counsel to the Adviser.

                  (b) Subject to Section 36 of the Act, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein about the Adviser. The Fund agrees to indemnify the Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.

                  (d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

                  3. Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Directors and officers of the Fund who are employees of the Adviser or its affiliates. Except as provided below, the Adviser shall not be required to pay any other expenses of the Fund, including, without limitation, organization expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokerage commissions; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; indemnification of Directors and officers of the Fund; travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committee thereof or advisors thereto held outside of New York, New York; interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation service to pricing agents, accountants, bankers and other specialists, if any; taxes and government fees; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under Federal and state laws and regulations; expenses of printing and distributing reports, notices, dividends and proxy materials to existing stockholders; expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses; expenses of annual and special stockholders' meetings; costs of stationery, fees and expenses (specifically including travel expenses relating to Fund business) of Directors of the Fund who are not employees of the Adviser or its affiliates; membership dues in the Investment Company Institute; insurance premiums and extraordinary expenses such as litigation expenses.

                  4. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to this Agreement, the Fund will pay to the Adviser promptly at the end of each calendar month, a fee, calculated on each day during such month, at an annual rate of 0.40% of the Portfolio's average daily net assets. The Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Portfolio and unpaid.

                  (b) If the Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

                  (c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

                  5. Purchase and Sale of Securities. The Adviser or an agent of the Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policy with respect to the allocation of portfolio transactions as set forth in the Registration Statement of the Fund, as amended, or as the Board may direct from time to time. The Adviser will use its reasonable best efforts to execute all purchases and sales with dealers and banks on a best net price basis.

                  Neither the Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof.

                  6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to the Fund. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

                  7. Right of Adviser In  Corporate  Name.  The  Adviser and the
Fund each agree that the phrase "FFTW", which comprises a component of the Fund's corporate name, is a property right of the Adviser. The Fund agrees and consents that: (i) it will only use the phrase "FFTW" as a component of its corporate name and for no other purpose; (ii) it will not purport to grant to any third party the right to use the phrase "FFTW" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the phrase "FFTW" or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Adviser, the Fund will take such action as may be required to provide its consent to such use or grant; and (iv) upon the termination of any investment advisory agreement into which the Adviser and the Fund may enter, the Fund shall, upon request by the Adviser, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the phrase "FFTW" and following such a change, shall not use the phrase "FFTW"' or any combination thereof, as part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, directors and stockholders to take any and all actions which the Adviser may request to effect the foregoing and recovery to the Adviser any and all rights to such phrase.

                  8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

                  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST                                         FFTW FUNDS, INC.



By:                                            By:
Eric Nachimovsky                               William E. Vastardis
                                               Secretary



ATTEST                                         FISCHER FRANCIS TREES & WATTS,
INC.



By:                                            By:
Stephen Francis                                Stephen P. Casper
                                               CFO

                                                                  EXHIBIT D


                   Additional Information Regarding Principal Executive Officer
                                 and Directors of the Investment Adviser

------------------------------- ------------------------------------------------ ----------------------------
Name and Address                Position with the Investment Adviser             Principal Occupation
------------------------------- ------------------------------------------------ ----------------------------
------------------------------- ------------------------------------------------ ----------------------------
Richard G. Fischer              Director                                         Vice Chairman
200 Park Avenue
New York, NY 10166
------------------------------- ------------------------------------------------ ----------------------------
------------------------------- ------------------------------------------------ ----------------------------
Stephen C. Francis              Director                                         Vice Chairman
200 Park Avenue
New York, NY 10166
------------------------------- ------------------------------------------------ ----------------------------
------------------------------- ------------------------------------------------ ----------------------------
John H. Watts                   Director and Chief Executive Officer             Chairman
200 Park Avenue
New York, NY 10166
------------------------------- ------------------------------------------------ ----------------------------

                                                                   EXHIBIT E

                SUB-ADVISORY AGREEMENT

                  SUB-ADVISORY AGREEMENT, dated _______________, 1999, between Fischer Francis Trees & Watts, Inc., a New York corporation (the "Adviser") and Fischer Francis Trees & Watts, a corporation organized under the laws of the United
Kingdom (the "Sub-Adviser").

                  In consideration of the mutual agreements herein made, the parties hereto agree as follows:

                  1. Attorney-in-Fact. The Adviser appoints the Sub-Adviser as its attorney-in-fact to invest and reinvest the assets of the Worldwide Portfolio (the "Portfolio") of FFTW Funds, Inc. (the "Fund"), as fully as the Adviser could do. The Sub-Adviser hereby accepts this appointment.

                  2. Duties of the Sub-Adviser. (a) The Sub-Adviser shall be responsible for coordinating with the Adviser in managing the investment portfolio of the Portfolio, including, without limitation, providing investment research, advice and supervision, determining with the Adviser which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining with the Adviser how voting and other rights with respect to portfolio securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Fund (the "Board") and in accordance with the objectives, policies and principles of the Portfolio set forth in the Registration Statement, as amended, of the Fund, the requirements of the Investment Company Act of 1940, as amended, (the "Act") and other applicable law. In performing such duties, the Sub-Adviser shall provide such office space, and such executive and other personnel as shall be necessary for the operations of the Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph 2, the Sub-Adviser shall be entitled to act upon advice of counsel to the Fund, counsel to the Adviser or counsel to the Sub-Adviser.

                  (b) Subject to Section 36 of the Act, the Sub-Adviser shall not be liable to the Adviser or the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Sub-Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Adviser for inclusion therein about the Sub-Adviser. The Adviser agrees to indemnify the Sub-Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Sub-Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Sub-Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Sub-Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Sub-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.

                  (d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Adviser acknowledges that the Sub-Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

                  3. Expenses. The Sub-Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement except as provided in Section 2(b) of this Agreement.

                  4. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay to the Sub-Adviser promptly at the end of each calendar month, a fee, calculated on each day during such month, at an annual rate of 0.40% of the Portfolio's average daily net assets. The Sub-Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Sub-Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Adviser and unpaid.

                  (b) If the Sub-Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

                  (c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

                  5. Purchase and Sale of Securities. The Sub-Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate in order to carry out the policy with respect to the allocation of portfolio transactions as set forth in the Registration Statement of the Fund, as amended, or as the Board may direct from time to time. The Sub-Adviser will use its reasonable best efforts to execute all purchases and sales with dealers and banks on a best net price basis. Neither the Sub-Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof.

                  6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Sub-Adviser and the Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to any other party hereto. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Sub-Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

                  7. Fee Waivers. The Sub-Adviser agrees to waive all or a portion of its fee to the extent necessary to meet the expense cap stated in the Fund's Registration Statement, as amended, based on a formula whereby the Adviser, Sub-Adviser and Administrator share in the waiving of fees on a pro rata basis (based on their relative fee schedules) so long as the Adviser and Administrator continues to voluntarily waive its fees.

                  8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

                  IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST                                        FISCHER FRANCIS TREES & WATTS


By:                                           By:
                                              Simon G. Hard
                                              General Manager


ATTEST                                       FISCHER FRANCIS TREES & WATTS, INC.

By:                                           By:
Stephen Francis                               Stephen P. Casper
                                              CFO

                                            EXHIBIT F
               SUB-ADVISORY AGREEMENT

                  SUB-ADVISORY AGREEMENT, dated _______________, 1999, between Fischer Francis Trees & Watts, Inc., a New York corporation (the "Adviser") and Fischer Francis Trees & Watts, a corporation organized under the laws of the United
Kingdom (the "Sub-Adviser").

                  In consideration of the mutual agreements herein made, the parties hereto agree as follows:

                  1. Attorney-in-Fact. The Adviser appoints the Sub-Adviser as its attorney-in-fact to invest and reinvest the assets of the Worldwide-Hedged Portfolio (the "Portfolio") of FFTW Funds, Inc. (the "Fund"), as fully as the Adviser could do. The Sub-Adviser hereby accepts this appointment.

                  2. Duties of the Sub-Adviser. (a) The Sub-Adviser shall be responsible for coordinating with the Adviser in managing the investment portfolio of the Portfolio, including, without limitation, providing investment research, advice and supervision, determining with the Adviser which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining with the Adviser how voting and other rights with respect to portfolio securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Fund (the "Board") and in accordance with the objectives, policies and principles of the Portfolio set forth in the Registration Statement, as amended, of the Fund, the requirements of the Investment Company Act of 1940, as amended, (the "Act") and other applicable law. In performing such duties, the Sub-Adviser shall provide such office space, and such executive and other personnel as shall be necessary for the operations of the Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph 2, the Sub-Adviser shall be entitled to act upon advice of counsel to the Fund, counsel to the Adviser or counsel to the Sub-Adviser.

                  (b) Subject to Section 36 of the Act, the Sub-Adviser shall not be liable to the Adviser or the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Sub-Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Adviser for inclusion therein about the Sub-Adviser. The Adviser agrees to indemnify the Sub-Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Sub-Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Sub-Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Sub-Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Sub-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.

                  (d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Adviser acknowledges that the Sub-Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

                  3.       Expenses.              The
Sub-Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement except as provided in Section 2(b) of this Agreement.

                  4. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay to the Sub-Adviser promptly at the end of each calendar month, a fee, calculated on each day during such month, at an annual rate of 0.40% of the Portfolio's average daily net assets. The Sub-Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Sub-Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Adviser and unpaid.

                  (b) If the Sub-Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

                  (c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

                  5. Purchase and Sale of Securities. The Sub-Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate in order to carry out the policy with respect to the allocation of portfolio transactions as set forth in the Registration Statement of the Fund, as amended, or as the Board may direct from time to time. The Sub-Adviser will use its reasonable best efforts to execute all purchases and sales with dealers and banks on a best net price basis. Neither the Sub-Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof.

                  6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Sub-Adviser and the Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to any other party hereto. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Sub-Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

                  7. Fee Waivers. The Sub-Adviser agrees to waive all or a portion of its fee to the extent necessary to meet the expense cap stated in the Fund's Registration Statement, as amended, based on a formula whereby the Adviser, Sub-Adviser and Administrator share in the waiving of fees on a pro rata basis (based on their relative fee schedules) so long as the Adviser and Administrator continues to voluntarily waive its fees.

                  8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

                  IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST                                    FISCHER FRANCIS TREES & WATTS


By:                                       By:
Simon G. Hard                             General Manager


ATTEST                                    FISCHER FRANCIS TREES & WATTS, INC.


By:                                       By:
Stephen Francis                           Stephen P. Casper
                                          CFO

                                                                    EXHIBIT G



                   Additional Information Regarding Principal Executive Officer
                         and Directors of the Investment Sub-Adviser


------------------------------------------------- ------------------------------------ -----------------------------
Name and Address                                  Position with the Investment         Principal Occupation
                                                  Sub-Adviser
------------------------------------------------- ------------------------------------ -----------------------------
------------------------------------------------- ------------------------------------ -----------------------------
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
NY, NY 10166
------------------------------------------------- ------------------------------------ -----------------------------
------------------------------------------------- ------------------------------------ -----------------------------
Fischer Francis Trees & Watts Ltd.
3 Royal Court Exchange
London UK EC3V3RA


------------------------------------------------- ------------------------------------ -----------------------------

                  FFTW FUNDS, INC.

                 Worldwide Portfolio
             Worldwide-Hedged Portfolio


 SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 19, 1999
                PLEASE VOTE PROMPTLY

  This Proxy is Solicited on behalf of the Board of
                      Directors

         The undersigned hereby appoints CARLA E. DEARING and WILLIAM E. VASTARDIS, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of FFTW Funds, Inc. (the "Fund") to be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, November 19, 1999 at 10:00 a.m., Eastern Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.


Please mark boxes | or x in blue or black ink.

1. Approval of Revised Advisory Agreement between FFTW Funds, Inc. and Fischer Francis Trees & Watts, Inc.


                           FOR  [   ]               AGAINST  [   ]            ABSTAIN  [   ]


2. Approval of Revised  Sub-Advisory  Agreement  between Fischer Francis Trees &
Watts, Inc. and Fischer Francis Trees & Watts.
                           FOR  [   ]               AGAINST  [   ]            ABSTAIN  [   ]

3.  Proposal 3A.  Approval of  reclassification  of the  investment  restriction limiting  investments in repurchase  agreements to 25% of total Portfolio assets from a fundamental investment restriction to a non- fundamental restriction.
                           FOR  [   ]               AGAINST  [   ]            ABSTAIN  [   ]

         Proposal 3B.      Approval  of  revision  of  the   investment   restriction
regarding   investments  in commodities       or commodity contracts.
                           FOR  [   ]               AGAINST  [   ]            ABSTAIN  [   ]

         --------------------------------------------------------------------------------------

This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR Proposals 1, 2, 3A and 3B.

Please sign personally and exactly as your name appears on the Proxy. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations. When signing as an attorney, administrator, trustee, or corporate officer, please give your full title.


Dated ______________________________         __________________________________
                                             Signature and Title (if applicable)


                                             ----------------------------------
                                             Signature and Title (if applicable)